UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2024

SS INNOVATIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	333-216054	47-3478854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 SE 15th Street, #512 Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 478-1410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), the terms “SSi,” “the Company,” “we,” “us” and “our” refer to SS Innovations International, Inc. and its subsidiaries.

Item 3.02 Unregistered Sales of Equity Securities.

Effective February 14, 2024, the Company sold $1,000,000 in principal amount of 7% Convertible One-Year Promissory Notes (the “Bridge Notes”) to each of two investors in a private transaction, one of whom was Sushruta Pvt. Ltd., the Bahamian holding company owned by Dr. Sudhir Srivastava, our Chairman, Chief Executive Officer and principal shareholder. Interest on the Bridge Notes accrues at the rate of 7% per annum and is payable together with the principal amount on the maturity date, which is one year from issuance. At the option of the noteholder, the Bridge Notes may be converted at any time prior to maturity into shares of our common stock at a conversion price of $4.45, subject to adjustment for stock splits, stock dividends and similar recapitalization events.

All of the foregoing securities were issued in accordance with the exemption from registration afforded by Section 4(a)(2) of and Rule 506(b) of Regulation D under the Securities Act of 1933, as amended, as the persons receiving such shares provided the Company with appropriate representations as to their investment intent and their status as “accredited investors” as defined in Rule 501(a) of Regulation D.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2024 (the “Grant Date”), the Company’s board of directors approved the grant under our 2016 Incentive Stock Plan (the “Plan”) to Dr. Sudhir Srivastava, our Chairman and Chief Executive Officer of a stock option to purchase 3,350,221 shares of our common stock. The option vests in full on the Grant Date, is exercisable at an exercise price of $5.00 per share for a five (5) year period commencing on the Grant date and is otherwise subject to the terms and conditions of the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2024	SS INNOVATIONS INTERNATIONAL, INC.

	By:	/s/ Sudhir Srivastava
Sudhir Srivastava, M.D. Chairman and Chief Executive Officer

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